Rationalizations	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Rationalizations

(4)   Rationalizations

Throughout 2013, 2014 and 2015 the Company undertook rationalization plans in order to streamline its organization and lower its production costs. On October 31, 2013, we announced a global initiative to reduce our Industrial Materials segment's cost base and improve our competitive position. As part of this initiative, we ceased production at our two highest cost graphite electrode plants, located in Brazil and South Africa, as well as a machine shop in Russia. On July 29, 2014, we announced additional rationalization initiatives to increase profitability, reduce cost and improve global competitiveness in our former Engineered Solutions segment, which impacted our Corporate, R&D and other. During the third quarter of 2014, we announced the conclusion of another phase of our on-going company-wide cost savings assessment. This resulted in changes to the Company's operating and management structure in order to streamline, simplify and decentralize the organization. These actions were designed to reduce costs by a combination of reduced contractor costs, attrition, early retirements and layoffs. Additionally, the Company downsized its corporate functions by approximately 25 percent and relocated to a smaller, more cost effective corporate headquarters.

These initiatives were substantially complete as of December 31, 2016. We had no rationalization liability as of December 31, 2017 and a liability of $0.1 million as of December 31, 2016. We incurred $0.7 million rationalization and related charges during 2017 primarily related to the decision to discontinue a research and development project. We incurred rationalization and related charges of $2.4 million in 2016, charges of $0.4 million in the period August 15 through December 31, 2015 and $4.4 million in the period January 1 through August 14, 2015.